UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: September 22, 2011
(Date of earliest event reported)

Oak Valley Bancorp
(Exact name of registrant as specified in its charter)

CA	001-34142	26-2326676
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

125 N. Third Ave. Oakdale, CA	95361
(Address of principal executive	(Zip Code)
offices)

(209) 848-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01          Oak Valley Bancorp has reached an agreement with the U. S. Treasury to repurchase the warrant associated with the Capital Purchase Program

On September 22, Oak Valley Bancorp announced that it has reached an agreement with the U.S. Treasury for their repurchase of the warrant for 350,346 shares of common stock that was issued to the U.S. Treasury in December 2008 in connection with its participation in the Capital Purchase Program. A copy of the press release is included as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01          Financial Statements and Exhibits

(d)        Exhibits

Exhibit
Number	Description
99.1	Press Release dated September 22, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2011
OAK VALLEY BANCORP

	By:	/s/ Richard A. McCarty
Richard A. McCarty
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Oak Valley Bancorp dated September 22, 2011